                                                                    Exhibit 32.1

                              CERTIFICATION OF THE
                           CHIEF EXECUTIVE OFFICER OF
                               MM COMPANIES, INC.
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

         In connection with the Quarterly Report of MM Companies, Inc. (the "Company") on Form 10-Q for the quarter ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
A. Mitarotonda, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ James A. Mitarotonda
                                                  ------------------------
                                                  James A. Mitarotonda
                                                  Chief Executive Officer
                                                  May 17, 2004